Pursuant to Rule 497(e)

Registration No. 033-8021

SUNAMERICA EQUITY FUNDS

Supplement dated September 23, 2008

to the Prospectus dated January 29, 2008

as supplemented on July 11, 2008

The second paragraph on page 39 of the Prospectus in the section entitled “Fund Management” is hereby deleted and replaced with the following:

“Investment decisions for the International Small-Cap Fund are made by a team of regionally based portfolios managers led by Chantal Brennan (Europe). The team members responsible for stick selection include Elizabeth Soon (Asia ex Japan) and Midori Katsumi (Japan).”

The biographical information on page 39 of the Prospectus in the section entitled “Fund Management” relating to Ming Tsu and Noriko Umino is hereby deleted and replaced with the following:

“Elizabeth Soon, Managing Director, Portfolio Manager – Southeast Asia Equities

Ms. Soon joins AIG Investments with 18 years experience managing Asian equity portfolios. As a portfolio manager at the HSZ Group since 2006, Ms. Soon was most recently responsible for the firm’s China/Asian Equity portfolios. Prior to 2006, Ms. Soon was Director and Head of Pacific Basin for Standard Life Investments (Asia) Ltd, where she was responsible for the management of the Group’s Asian funds and a member of the Global Stock and Sector Insights Committee (UK). Ms. Soon also spent 10 years at Schroder Investment Management (HK), where she was Director and Head of Asia ex Japan and responsible for asset allocation, stock selection in Asia, and managing retail unit trusts and large institutional portfolios. At Schroder, Ms. Soon was a member of Global Asset Allocation Committee. Her investment experience began at a predecessor firm of Allianz Global Investors as portfolio manager and market specialist focused on Malaysia, Singapore, Indonesia, and Taiwan. Ms. Soon holds a Master of Business Administration (MBA) degree from the Manchester Business School, UK and a Bachelor of Accountancy from the National University of Singapore. She is also a CFA charter holder.

Midori Katsumi, Portfolio Manager, Japanese Equity

Ms. Katsumi joined AIG Investments in May 2000 and is a portfolio manager for the Japan small cap equity strategy. Ms. Katsumi has won numerous awards in the past few years for the fund she manages. Prior to joining AIG Investments, Ms. Katsumi was an analyst for three years at T&D Taiyo Daido Asset Management, formerly Taiyo Life Gamma Asset Management, where she was responsible for small-cap research. Her professional investment experience started in 1996. Ms. Katsumi graduated from International Christian University in 1993 and is a Chartered Member of the Security Analysts Association of Japan since 1999.”

The first sentence of “Reinstatement Privilege” under the section entitled “Other Sales Charge Arrangements and Waivers” on page 22 of the Prospectus is hereby deleted and replaced with the following:

“Within one year of a redemption of certain Class A, Class B and Class C shares of a Fund, the proceeds of the sale may be invested in the same share class of any Fund or in the same share class of any other retail fund distributed by AIG SACS without a sales charge, except for SunAmerica Senior Floating Rate Fund, Inc. (where the reinstatement privilege applies to Class A and Class C shares only).”

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP2_EFPRO_1-08

SUNAMERICA EQUITY FUNDS

Supplement dated September 23, 2008 to the

Statement of Additional Information (“SAI”) dated January 29, 2008,

as supplemented and amended to date

The following is hereby added after “Recent Market Events” on page B-17 of the SAI:

“The value of FNMA’s and FHLMC’s securities have fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas the FNMA and FHLMC could buy, and until 2009, to lend the FNMA and FHLMC emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the companies’ debt and equities is unclear. FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.”

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SAI_SUP2_EFPRO_1-08